Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2025 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2026	¥ 10,738
2027	10,733
2028	10,729
2029	10,729
2030	¥ 10,729